UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Colombia Goldfields Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

July 20, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Colombia Goldfields Ltd., which will be held at 3273 E. Warm Springs Rd., Las Vegas, NV 89120 on August 17, 2007, at 11:00 am Eastern Standard Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Colombia Goldfields Ltd.

Sincerely,

s/ J. Randall Martin
J. Randall Martin Chief Executive Officer and Director

COLOMBIA GOLDFIELDS LTD.
#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
July 20, 2007
To the Shareholders of Colombia Goldfields Ltd.:

The annual meeting of shareholders of Colombia Goldfields Ltd. will be held at 3273 E. Warm Springs Rd., Las Vegas, NV 89120, on August 17, at 11:00 am Eastern Standard Time:

1.	To elect Seven directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Pricewaterhouse Coopers LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve amendments to the 2006 Stock Incentive Plan; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on July 9, 2007 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

s/ J. Randall Martin
J. Randall Martin Chief Executive Officer and Director

JULY 20, 2007
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE COLOMBIA GOLDFIELDS LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

COLOMBIA GOLDFIELDS LTD.

Annual Meeting of Shareholders
August 17, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on August 17, 2007

#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

PROXY STATEMENT
For the Annual Meeting of Shareholders
To be held August 17, 2007

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY COLOMBIA GOLDFIELDS LTD. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colombia Goldfields Ltd. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, NV 89120, on August 17, 2007, at 11:00 am Eastern Standard Time, for the following purpose:

1.	To elect Seven directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Pricewaterhouse Coopers LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve amendments to the 2006 Stock Incentive Plan; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about July 27, 2007.

RECORD DATE

The Board of Directors of Colombia Goldfields Ltd. has fixed the close of business on July 9 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Colombia Goldfields Ltd. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $8,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Financial Officer, James Kopperson, # 208-8 King Street East Toronto, Ontario M5C 1B5.

QUORUM

The presence, in person or by proxy duly authorized, of one-third (1/3) of the shares entitled to vote will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees for director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, at a meeting at which a quorum is present. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Pricewaterhouse Coopers LLP as auditors for the Company and approval to amend the Company’s 2006 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On June 19, 2007, there were an aggregate of 65,816,849 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of seven persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
J. Randall Martin	50
Thomas Ernest McGrail	56
David Bikerman	47
Terry Lyons	57
James Verraster	51
Edward Flood	61
Jonathan Berg	63

Set forth below is a brief description of the background and business experience of each of the nominees for director.

J. Randall Martin. On March 1, 2006, our Board of Directors appointed J. Randall Martin to act as our Chief Executive Officer, President, and as a member of our Board. Most recently, Mr. Martin served as Chairman and CEO of RNC Gold from May 13, 2005 to February 28, 2006 and served as CEO from December 2003 to May 13, 2005. Following its inception as a private company in 2000, he proceeded to list RNC Gold on the Toronto TSX in December of 2003. At the end of February 2006, RNC Gold completed a successful amalgamation with Yamana Resources, a Toronto-based intermediate gold producer. RNC Gold operated three gold mines located in Nicaragua and Honduras with combined annual gold production capacity of over 150,000 ounces. RNC Gold also completed a feasibility study on a gold project in Panama and conducted extensive exploration programs in Mexico, Honduras, and Nicaragua. Mr. Martin previously worked with AMAX Inc. (a worldwide base metals mining company), DRX, Inc. (a junior exploration company), Martin Marrietta, Behre Dolbear (an international mining consulting company) and Greenstone Resources Limited (a Central American gold producer). He has a B.Sc. in mining engineering from the Krumb School of Mines at Columbia University where he completed graduate work in mining and mineral economics.  Mr. Martin is Chairman and a principal of RNC (Management) Limited, a privately-held mine management and investment company.

Thomas Ernest McGrail. On June 14, 2005, our Board of Directors appointed Mr. McGrail to serve as a member of the Board. Mr. McGrail has an extensive background in mining development and operation. From January 2002 to the present, Mr. McGrail has served as construction manager for Minero Cerro Quema. Mr. McGrail’s responsibilities include obtaining all appropriate government approvals prior to commencing mining operations and participating in the feasibility study. Also from January 2002 to the present, Mr. McGrail has acted as a consultant to Minerales de Copan for a project located in Honduras. From April 2001 to July 2002, Mr. McGrail served as general manager for Desarrollo Minera de Nicaragua, S.A. and also acted as the interim general manager for this company on a mining project from August 2004 to October 2004. Mr. McGrail served as president and general manager of HEMCO de Nicaragua, S.A. from June 1999 to April 2001.

David Bikerman. On July 31, 2006, Mr. Bikerman was elected to serve as a member of our Board. Mr. Bikerman has been in the mining field for over twenty years and is experienced in all aspects of mining enterprises from exploration through operations. He is the founder of Bikerman Engineering & Technology Associates, Inc. where he offers expert services to the mining industry in financial modeling, exploration and geologic model preparation, geo-statistical and reserve analyses, environmental plans, project feasibility, and project design and management.

Mr. Bikerman is President, China Operations and advisor to the Board for East Delta Beta Resources Corp. and is President and CEO of Sino Silver Corp. Most recently, Mr. Bikerman served as the Manager of Mining for RNC Resources Ltd. until it was sold in 2006. He was Vice President and Chief Engineer for Greenstone Resources Ltd. from 1993 to 1996 and was responsible for technical analysis, project design, and engineering for a Central American gold project. He was Vice President and Manager of Mining of Minas Santa Rosa, S.A. (Panama) and was a member of the Board of Minera Nicaraguense, S. A. (Nicaragua). He worked for five years as an Associate at Behre Dolbear & Co., an international minerals industry consultant based in New York, N.Y.

Mr. Bikerman holds three degrees in mining engineering. In 1981, he earned his Bachelor of Science in Mining Engineering from the University of Pittsburgh. In 1985, he earned his Master of Science in mining engineering from the Henry Krumb School of Mines at Columbia University in New York. In 1995, he earned his Engineer of Mines, also from the Henry Krumb School of Mines at Columbia University.

Terry Lyons. On March 14, 2007, our Board of Directors appointed Mr. Lyons to serve as a member of the Board. Mr. Lyons is the non-executive Chairman of Northgate Minerals Corporation and a director and officer of several public corporations including Canaccord Capital Inc. (Chairman, Audit Committee), Diamonds North Resources as well as several private corporations. He is a past director of Battle Mountain Gold Company, former Chairman of Westmin Resources Limited and is the past Chairman of the Mining Association of British Columbia. After completing a Bachelor of Science in Civil Engineering, Mr. Lyons attended the University of Western Ontario, graduating with an MBA in 1974.

James Verraster. On March 14, 2007, our Board of Directors appointed Mr. Verraster to serve as a member of the Board. Mr. Verraster is one of the founders and the CEO of Auramet Trading LLC, a global physical precious metals trading, merchant banking and advisory firm. Mr. Verraster has been successful in the Metals Trading and Finance Industry for 30 years. He was a significant contributor to the growth and development of the Rhode Island Hospital Trust National Bank precious metals lease portfolio to industrial end users which, in the mid-1980's, became the largest of any financial institution in the US. In 1996, Standard Bank hired Mr. Verraster to create and head up a comprehensive precious metals financing and physical precious metals trading business. He successfully attracted talented and experienced individuals who assisted in making Standard one of the leading banks dealing in precious metals. Mr. Verraster holds a B.Sc and is an MBA candidate in Accounting and Finance at Bryant College, Providence Rhode Island.

Edward Flood. On March 14, 2007, our Board of Directors appointed Mr. Flood to serve as a member of the Board. Mr. Flood has recently accepted the position of Managing Director, Investment Banking, Haywood Securities, UK, Limited. He was the founding President and has been a member of the board of directors of Ivanhoe Mines Ltd. since the company was formed in 1994. His 35-plus years of experience in the international mining field has helped guide Ivanhoe's growth and the establishment of the company as a significant presence in Asia's mineral exploration and mining sectors. Before joining Ivanhoe, Mr. Flood was a principal at Robertson Stephens & Co., an investment bank in San Francisco, USA. He was a member of Robertson Stephens' investment team for the Contrarian Fund, a public mutual fund concentrated on natural resources development projects around the world. He holds a bachelor's degree and a master's degree in Geology.

Jonathan Berg. On March 14, 2007, our Board of Directors appointed Mr. Berg to serve as a member of the Board. Mr. Berg is Vice President of Finance and Chief Administrative Officer of Pericor Therapeutics, Inc., a development stage bio-pharmaceutical company. Prior to his present position, he was President of Berg Capital Corporation, a registered investment advisor, focusing on institutional and high net worth individual clients. Mr. Berg has previously acted as a consultant on corporate structure, and raised funds for a number of small companies in the energy, technology, healthcare and consumer electronics fields. He holds a B.Sc. from the University of California, Berkley and an MBA from the University of Pennsylvania.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the seven nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
J. Randall Martin	50	President and Chief Executive Officer
James Kopperson	40	Chief Financial Officer
Dr. Stewart Redwood	46	Vice President of Exploration

Set forth below is a brief description of the background and business experience of Mr. James Kopperson and Dr. Stewart Redwood. Information describing the background and experience of Mr. Martin is set forth above.

James Kopperson. On December 1, 2006, the Board of Directors appointed Mr. Jim Kopperson to act as our Chief Financial Officer. Mr. Kopperson is a Chartered Accountant and holds a Masters Degree in Accounting from the University of Waterloo. From 1994 to 1997, Mr. Kopperson served in the Office of the Chief Accountant at the Ontario Securities Commission. From 1997 to 1999, he was Senior Manager at KPMG, LLP, an international accounting and consulting firm. From 1999 to 2002 he was an Audit and Securities Reviewing Partner with KPMG, LLP. From 2002 to 2005, he was Chief Financial Officer of RDM Corporation, a publicly traded transaction processing and manufacturing company. In 2006, Mr. Kopperson served as interim Chief Financial Officer for Photowatt Technologies, an alternative energy company.

Dr. Stewart D. Redwood. On December 1, 2006, our Board of Directors appointed Dr. Redwood to act as Vice President of Exploration. Dr. Redwood has accumulated 25 years of mineral exploration experience. He has a degree in geology from Glasgow University and obtained his Ph.D from Aberdeen University for his work on the gold and silver deposits of Bolivia. From 1987 to 1989 he was a Higher Scientific Officer with the British Geological Survey in Scotland. From 1989 to 1994 he was Director of Exploration for Mintec S.A., a Bolivian consulting firm. From 1994 to 1999, Dr. Redwood joined Inmet Mining Corporation as Senior Geologist in South and Central America. In 2000, he worked as Chief Geologist for AngloGold South America Ltd. on the company’s gold exploration in South America. From 2000 to 2004, Dr. Redwood co-founded and served as the COO and director of Exploration & Discovery Latin America (Panama) Inc. to carry out gold exploration in the Dominican Republic, Central America and Peru. From 2002 to 2005, he was the Chief Geologist of Minmet plc, a company conducting exploration and mining in Brazil, Sweden and Spain. From 2004 to 2005, he was President, CEO and director of GoldQuest Mining Corp., a company involved in gold exploration in the Dominican Republic. From 2005 until joining our company, Dr. Redwood provided geological consulting to various firms.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last two completed fiscal years.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Daniel Hunter (1) Former CEO & COO	2006 2005	- -	- -	- -	492,606 -	- -	- -	90,870 22,500	583,476 22,500
J. Randall Martin CEO	2006 2005	- -	- -	- -	619,905 -	- -	- -	90,000 -	709,905 -
Kenneth Phillippe (2) Former CFO	2006 2005	- -	- -	- -	164,202 -	- -	- -	36,200 -	200,402 -
Luis Gabriel Correa Ocampo (3) Former VP of Exploration	2006 2005	- -	- -	- -	54,734 -	- -	- -	28,009 11,617	82,743 11,617
Stewart Redwood (4) VP of Exploration	2006 2005	- -	- -	- -	145,438 -	- -	- -	61,875 -	207,313 -
James Kopperson (5) CFO	2006 2005	- -	- -	- -	421,837 -	- -	- -	49,214 -	471,051 -

(1)	Mr. Hunter resigned as our Chief Operating Officer on December 1, 2006 and as a member of our board of directors on December 31, 2006.

(2)
Mr. Phillippe resigned as our Chief Financial Officer on December 1, 2006, but agreed to continue to serve as a consultant until March 31, 2007. The information provided in the summary compensation table includes all compensation paid to Mr. Phillippe for the full fiscal year of the reported periods.

(3)
Luis Gabriel Correa Ocampo resigned as our Vice President of Exploration on December 1, 2006, but continues to serve as an employee of our subsidiary, Caldas. The information provided in the summary compensation table includes all compensation paid to Mr. Ocampo for the full fiscal year of the reported periods.

(4)
Stewart Redwood was appointed Vice President of Exploration on December 1, 2006. Prior to his appointment as Vice President of Exploration, Dr. Redwood was retained as a consultant to prepare geological reports. The information provided in the summary compensation table includes all compensation paid to Dr. Redwood for the full fiscal year of the reported periods. On March 22, 2007, we issued 500,000 restricted shares of the Company’s common stock to Dr. Redwood. The aggregate value of this issuance was $915,000.

(5)
James Kopperson was appointed Chief Financial Officer on December 1, 2006. Prior to his appointment as Chief Financial Officer, Mr. Kopperson rendered services to us as a consultant. The information provided in the summary compensation table includes all compensation paid to Mr. Kopperson and entities for which Mr. Kopperson is a principal for the full fiscal year of the reported periods.

Narrative Disclosure to the Summary Compensation Table

We do not compensate our executive officers by the payment of salaries or bonus compensation; however, we do have consulting arrangements with certain of our executive officers that provide for cash compensation for services rendered.

Consulting Agreements

The amounts disclosed as “All Other Compensation” relate to consulting fees earned by our executive officers for the periods indicated.

On August 1, 2006, we entered into Consulting Services Agreements (the “Agreements”) with our President and Chief Executive Officer, J. Randall Martin, our Chief Operating Officer, Daniel Hunter, and our Chief Financial Officer, Kenneth Phillippe. The Agreements are effective for a period of two (2) years commencing May 1, 2006 and may be terminated by mutual consent, for cause (as defined in the Agreements), or without cause. In the event of termination without cause, the Agreements provide that the officer will receive a lump sum payment equal to twelve (12) months of consulting fees and that any stock options granted to the officer shall vest immediately. Following termination the Agreements, each of the individuals is subject to a one-year covenant not to compete and a one-year covenant not to solicit any of our consultants or employees. Under the Agreements, which are effective as of May 1, 2006, these individuals have agreed to devote their best efforts, skill, and sufficient time to carrying out their responsibilities under the Agreements. The Agreements also require that each of these individuals act in substantial accordance with all reasonable instructions of our board of directors and that they provide all management and operation services as may be requested by the board.

Under the terms of the Consulting Services Agreement, J. Randall Martin receives monthly compensation of $10,000 commencing May 1, 2006 and has received $90,000 in consulting fees for the fiscal year ended December 31, 2006 which is recorded in the summary compensation table above in “All Other Compensation.”

Under the terms of the Consulting Services Agreement, Daniel Hunter received monthly compensation of $9,000 plus applicable Canadian Good and Services Tax commencing May 1, 2006 totaling $90,870 in consulting fees for the fiscal year ended December 31, 2006 which is recorded in the summary compensation table above in “All Other Compensation.” The Consulting Services Agreement with Mr. Hunter was terminated on December 31, 2006, the date of his resignation. From March 2005 to December 2005, we paid Mr. Hunter a monthly consulting fee of $2,500 and a total of $22,500 which is recorded in the summary compensation table above in “All Other Compensation.”

Under the terms of the Consulting Services Agreement, Kenneth Phillippe receives monthly compensation of $3,000 plus applicable Canadian Good and Services Tax commencing May 1,

2006 and received $36,200 in consulting fees for the fiscal year ended December 31, 2006 which is recorded in the summary compensation table above in “All Other Compensation.” Subsequent to the fiscal year ended December 31, 2006, the Consulting Services Agreement with Kenneth Phillippe was terminated.

On October 1, 2006, we entered into a Consulting Agreement with Stewart Redwood. Under the terms of the Consulting Agreement, Dr. Redwood is paid a daily fee of $750 for each day of service inclusive of travel days and days required to write and complete reports and has received $61,875 in consulting fees for the fiscal year ended December 31, 2006 which is recorded in the summary compensation table above in “All Other Compensation.” This Consulting Agreement is automatically renewable for successive one-year periods in the absence of notice terminating this Agreement and this Agreement can be terminated immediately for cause or upon one month notice at any time in all other circumstances. Pursuant to the Consulting Agreement, on March 22, 2007, we issued of 500,000 shares of our common stock to Dr. Redwood as a stock award. In the event that Dr. Redwood is terminated for cause or he should submit his resignation prior to October 1, 2008, Dr. Redwood will be obligated to return a pro-rata portion of the 500,000 shares issued based upon a period of two years.

On August 15, 2006, we entered into a consulting agreement with James Kopperson where Mr. Kopperson provided services to us at the rate of Cdn $200.00/hr. Mr. Kopperson was later appointed to act as our Chief Financial Officer on December 1, 2006. We do not currently have any consulting arrangement with Mr. Kopperson, however to the compensation committee of the board expects to update our arrangement with Mr. Kopperson in fiscal 2007.

Stock Option Grants

We grant stock options to our executive officers based on their level of experience and contributions to the company.

All options granted to our executive officers have the following attributes: i) two year vesting period, 25% every six months from the date of grant ii) ten year life. The aggregate fair value of these options was computed in accordance with FAS 123R and is reported in the summary compensation table above in the column titled “Option Awards.” Further information regarding our Equity Compensation Plans and Awards, including valuation assumptions used in the preparation of these tables, is included in note 5 to our September 30, 2006 interim financial statements included in this prospectus.

We did not grant any stock options to our executive officers during the fiscal year ended December 31, 2005. During the fiscal year ended 2006, we granted our executive officers stock options as follows:

•
On January 6, 2006, we granted Daniel Hunter options to purchase 450,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. At the time of Mr. Hunter’s resignation on December 31, 2006, 112,500 options had vested and are exercisable until December 31, 2007. The remaining 337,500 stock options were forfeited.

•
On January 6, 2006, we granted Kenneth Phillippe options to purchase 150,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. 50,000 of these options were exercised on May 3, 2007 and the remaining 100,000 options were forfeited pursuant to the termination of our consulting agreement with Mr. Phillippe.

•	On March 17, 2006 we granted J. Randall Martin options to purchase 500,000 shares of our common stock at the exercise price of $1.65 per share with an expiration date of March 17, 2006.

•	On March 24, 2006, we granted Stewart Redwood options to purchase 100,000 shares of our common stock at the exercise price of $1.90 per share with an expiration date of March 24, 2016.

•
On September 22, 2006, we granted James Kopperson options to purchase 100,000 shares of our common stock at the exercise price of $1.20 per share with an expiration date of September 22, 2016. On November 24, 2006, we granted James Kopperson options to purchase 300,000 shares of our common stock at the exercise price of $1.15 per share with an expiration date of November 24, 2016.

At no time during the last fiscal year was any outstanding option repriced or otherwise modified. There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Daniel Hunter	112,500	0 (1)	-	0.75	01/06/2016	-	-	-	-
J. Randall Martin	125,000	375,000 (2)	-	1.65	03/17/2016	-	-	-	-
Kenneth Phillippe	37,500	112,500 (3)	-	0.75	01/06/2016	-	-	-	-
Luis Gabriel Correa Ocampo	12,500	37,500 (4)	-	0.75	01/16/2016	-	-	-	-
James Kopperson	- -	100,000 (5) 300,000 (6)	-	1.20 1.15	09/22/2016 11/24/2016	- -	- -	- -	- -
Stewart Redwood	25,000	75,000 (7)	-	1.90	03/24/2016	-	-	-	-

(1)	At the time of Mr. Hunter’s resignation on December 31, 2006, 112,500 options had vested and are exercisable until December 31, 2007. The remaining 337,500 stock options were forfeited.
(2)	125,000 became vested and exercisable on March 17, 2007, 125,000 become vested and exercisable on September 17, 2007, and the remaining 125,000 become vested and exercisable on March 17, 2008.
(3)	At the time of Mr. Phillippe’s termination on March 31, 2007, 75,000 options had vested. 50,000 options were exercised on May 3, 2007 and the balance of 100,000 expired.
(4)	12,500 became vested and exercisable on January 6, 2007, 12,500 become vested and exercisable on July 6, 2007, and the remaining 12,500 become vested and exercisable on January 6, 2008.
(5)
25,000 became vested and exercisable on March 22, 2007, 25,000 become vested and exercisable on September 22, 2007, 25,000 become vested and exercisable on March 22, 2008, and the remaining 25,000 become vested and exercisable on September 22, 2008.

(6)
75,000 became vested and exercisable on May 24, 2007, 75,000 become vested and exercisable on November 24, 2007, 75,000 become vested and exercisable on May 24, 2008, and the remaining 75,000 become vested and exercisable on November 24, 2008.

(7)	25,000 became vested and exercisable on March 24, 2007, 25,000 become vested and exercisable on September 24, 2007, and the remaining 25,000 become vested and exercisable on March 24, 2008.

COMPENSATION OF DIRECTORS

The table set forth below summarizes all compensation of our directors as of December 31, 2006.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Daniel Hunter	-	-	492,606	-	-	90,870	583,476
J. Randall Martin	-	-	619,905	-	-	90,000	709,905
Harry Hopmeyer (1)	-	-	547,340	-	-	57,500	604,840
Thomas Ernst McGrail	-	-	218,936	-	-	81,200	300,136
Hernando Molina Velez (2)	-	-	218,936	-	-	47,606	266,542
Robert E. Van Tassell (3)	-	-	218,936	-	-	-	218,936
David Bikerrnan	-	-	255,380	-	-	-	255,380

(1)	On November 14, 2006, Mr. Hopmeyer passed away. 125,000 vested options are exercisable by Mr. Hopmeyer's heirs until November 18, 2007 and 375,000 unvested options expired.
(2)	On August 31, 2006, Hernando Molina Velez resigned as a member of our board of directors. Mr. Molina’s 200,000 unvested and vested options have expired.
(3)	On March 15, 2007, Mr. Van Tassell resigned as a member of our board of directors. 100,000 vested options are exercisable until March 15, 2008 and 100,000 unvested options have expired.

Narrative Disclosure to the Director Compensation Table

We did not pay any cash compensation to our directors during the fiscal year ended December 31, 2006.

Commencing in June 2007, each member of the board of directors is entitled to receive $500 for attendance at a board meeting whether in person or telephonically.

Consulting Fees

The amounts disclosed as “All Other Compensation” in the Director Compensation table above relate to consulting fees earned by directors for consulting services performed during the fiscal year ended December 31, 2006.

The consulting fees received by J. Randall Martin and Daniel Hunter were earned in connection with the Consulting Services Agreement each entered into on August 1, 2006 which is described in the narrative disclosure to the summary compensation table above. These consulting fees have been included in the column titled “All Other Compensation” in both the summary compensation able for our executive officers and the director compensation table above.

On August 1, 2006, we entered into Consulting Services Agreement (the “Agreement”) with Harry Hopmeyer, the Chairman of our board of directors. The Agreement is effective for a period of two (2) years commencing May 1, 2006 and may be terminated by mutual consent, for cause (as defined in the Agreement), or without cause. In the event of termination without cause, the Agreement provides that Mr. Hopmeyer will receive a lump sum payment equal to twelve (12) months of consulting fees and that any stock options granted to the officer shall vest immediately. Following termination the Agreement, Mr. Hopmeyer is subject to a one-year covenant not to compete within the Republic of Colombia and a one-year covenant not to solicit any of our consultants or employees. Under the Agreement, which was effective as of May 1, 2006, Mr. Hopmeyer agreed to devote his best efforts, skill, and sufficient time to carrying out his responsibilities under the Agreement. The Agreement also required that each Mr. Hopmeyer act in substantial accordance with all reasonable instructions of our board of directors and that he provide all management and operation services as may be requested by the board.

Under the terms of the Agreement, Mr. Hopmeyer received monthly compensation of $5,000 plus applicable Canadian Good and Services Tax commencing May 1, 2006 totaling $57,500 in consulting fees for the fiscal year ended December 31, 2006 which is recorded in the director compensation table above in “All Other Compensation.” The Consulting Services Agreement with Mr. Hopmeyer was terminated on November 14, 2006 following his passing.

During the fiscal year ended December 31, 2006, we retained Thomas Ernst McGrail to provide consulting services to us on an as-needed basis at the rate of $600 per day. During the fiscal year ended December 31, 2006, we paid Mr. McGrail a total of $81,200 in consulting fees which is included in the column titled “All Other Compensation” in the director compensation table above.

During the fiscal year ended December 31, 2006, we retained Hernando Molina Velez to provide legal services to us relating the local legal issues in Colombia. We paid Mr. Velez an average monthly fee of approximately $4,000 for the fiscal year ended December 31, 2006. During the fiscal year ended December 31, 2006, we paid Mr. Velez a total of $47,606 in legal fees which is included in the column titled “All Other Compensation” in the director compensation table above.

Stock Awards

No stock awards were issued to members of our board of directors during the fiscal year ended December 31, 2006. In June 2007, our board of directors approved the issuance of a stock award of 10,000 shares to each outside member in consideration for services rendered as a member of the board for the current fiscal year.

Stock Option Grants

Directors receive stock option awards as follows: Chairman of the Board receives options to purchase 400,000 to 500,000 shares of our common stock and all other members of the board who do not also serve as executive officers receive options to purchase 200,000 to 300,000 shares of our common stock.

All options granted to our directors have the following attributes: i) two year vesting period, 25% every six months from the date of grant ii) ten year life. The aggregate fair value of these options was computed in accordance with FAS 123R and is reported in the director compensation table above in the column titled “Option Awards.” Further information regarding our Equity Compensation Plans and Awards, including valuation assumptions used in the preparation of these tables, is included in note 5 to our December 31, 2006 audited consolidated financial statements.

During the fiscal year ended 2006, we granted our directors stock options as follows:

•
On March 17, 2006, we granted J. Randall Martin options to purchase 500,000 shares of our common stock at the exercise price of $1.65 per share with an expiration date of March 17, 2016. 125,000 of these stock options became vested and are exercisable on September 17, 2006, 125,000 became vested and exercisable on March 17, 2007, 125,000 become vested and exercisable on September 17, 2007, and the remaining 125,000 become vested and exercisable on March 17, 2008.

•
On January 6, 2006, we granted Daniel Hunter options to purchase 450,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. At the time of Mr. Hunter’s resignation on December 31, 2006, 112,500 options had vested and are exercisable until December 31, 2007. The remaining 337,500 stock options were forfeited.

•
On January 6, 2006, we granted Harry Hopmeyer options to purchase 500,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. At the time of Mr. Hopmeyer passing, options to purchase 125,000 shares of our common stock had vested and are exercisable until November 14, 2007 and the remaining 375,000 unvested options have expired.

•
On January 6, 2006, we granted Thomas Ernst McGrail options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. 100,000 of these stock options have vested and are exercisable, 50,000 become vested and exercisable on July 6, 2007, and the remaining 50,000 become vested and exercisable on January 6, 2008.

•
On January 6, 2006, we granted Hernando Molina Velez options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with the resignation of Mr. Molina from our board of directors, all 200,000 options have expired.

•
On January 6, 2006, we granted Robert E. Van Tassell options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with Mr. Van Tassell’s resignation from the board, 100,000 of these stock options have expired and the remaining 100,000 are exercisable until March 15, 2008.

•
On July 31, 2006, we granted David Bikerman options to purchase 200,000 shares of our common stock at the exercise price of $1.35 per share with an expiration date of July 31, 2016. 50,000 of these stock options became vested and are exercisable on January 31, 2007, 50,000 become vested and exercisable on July 31, 2007, 50,000 become vested and exercisable on January 31, 2008, and the remaining 50,000 become vested and exercisable on July 31, 2008.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our officers and directors who act as consultants to the company.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of our knowledge, during the past five years, none of the following occurred with any director, person nominated to become a director, executive officer, or control person of our company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the beginning of our last fiscal year on January 1, 2006 or in any presently proposed transaction which, in either case, has or will materially affect us.

Pursuant to a Stock Purchase Agreement (“Agreement”) we entered into on January 12, 2006 with Investcol Limited and RNC (Colombia) Limited, a Belize corporation and a wholly-owned subsidiary of Investcol ("RNC"), the exercise of an option pursuant to the Stock Purchase

Agreement on April 28, 2006, First Amendment to the Agreement executed on August 22, 2006, and the Second Amendment to the Agreement executed on December 14, 2006, we acquired ninety percent (90%) of the issued and outstanding stock of RNC and hold an option to acquire the remaining ten percent (10%) of RNC's issued until May 1, 2009. This option to acquire the final 10% interest in RNC until May 1, 2009, resulting in our owning 100% of RNC, can be exercised for the purchase price of $15,000,000. This payment can be made in either cash, shares of our common stock, or any combination thereof. Any shares issued shall be valued at 90% if the average closing price of our common stock as reported on a national securities exchange or national market or quotation system over the 30 day period immediately preceding the deliver of notice to Investcol of our intent to exercise this option. In consideration for this acquisition, we issued a total of 11,200,000 shares of our common stock to Investcol, paid $200,000 to Investcol, and provided non-interest bearing demand loans totaling to RNC in the amount of $10,200,000.

On April 10, 2006, we acquired Investcol’s rights in certain mining contracts to exclusively engage in mining activities on Concessions 6993, 7039, 6821, and 6770 (the “Contracts”) and options that Investcol holds to acquire the exclusive rights to engage in mining activities on Concessions HET-31, 32, 26, 27, and HETG-01 (the “Options”) all located within an area in Colombia referred to as the Caramanta location. In consideration for this acquisition, we issued to Investcol one million restricted shares of our common stock and paid to Investcol $350,000.

Mr. Martin, our Chief Executive Officer and member of our board of directors, was appointed as an officer and director of Investcol on February 23, 2006 and continues to serve in this capacity. Mr. Martin was also appointed as an officer and director of RNC (Colombia) Limited, a subsidiary of Investcol, on February 23, 2006 and continues to serve in this capacity.

Luis Gabriel Correa Ocampo, who served as our Vice President of Exploration from June 2005 to December 2006, was employed also by Cia Servicios Logísticos de Colombia Ltda. as its Chief Geologist until August 2006.

We retained Dr. Stewart D. Redwood to prepare a report in December 2005 entitled “The Geological Model of the Marmato Gold Deposit, Colombia” and in February 2006 to prepare a report entitled “The Exploration Potential of the El Salto Gold Prospect, Caldas, Colombia.” Subsequent to preparing these reports, our board of directors appointed Dr. Redwood to serve as our Vice President of Exploration on December 1, 2006.

On August 15, 2006, we entered into a consulting agreement with James Kopperson where Mr. Kopperson provided services to us at the rate of Cdn $200.00 / hr. Mr. Kopperson was later appointed to act as our Chief Financial Officer on December 1, 2006.

On February 27, 2007, we entered into a promissory note (“Note”) with our Chief Executive Officer, J.R. Martin, T.W. Lough, and RNC (Management) Limited (the “Lenders”) for the purpose of providing us with short-term financing to sustain our operations and to continue our acquisition of property interests in the Zona Alta portion of the Marmato project in Colombia. This Note is for $3,700,000 and is payable upon the completion of an ongoing private equity offering or April 15, 2007, whichever is first. Mr. Martin provided $2,000,000 of the total financing, Mr. Lough provided $1,000,000 of the total financing, and RNC (Management)

Limited provided the remaining $700,000. Mr. Lough is the President and a director of Investcol Limited. We purchased our 90% interest and have an option to acquire to remaining 10% interest in RNC (Colombia) Limited from Investcol Limited. The outstanding principal amount of this Note bears interest at a rate of ten percent (10%) per annum. In consideration of this Note, we agreed to pay each Lender a fee equal to five percent (5%) of the initial loan amount provided by the Lender.  On March 26, 2007, the loan was repaid.

On June 12, 2007, we entered into promissory notes (the “Notes”) with our Chief Executive Officer, J.R. Martin, T.W. Lough, and RNC (Management) Limited (the “Lenders”) for the purpose of providing us with short-term financing to sustain our operations and to continue our acquisition of property interests in the Zona Alta portion of the Marmato project in Colombia. These Notes are for a total of $3,500,000 and are payable upon the completion of our next private equity offering or August 15, 2007, whichever is first. Mr. Martin provided $2,000,000 of the total financing, Mr. Lough provided $1,000,000 of the total financing, and RNC (Management) Limited provided the remaining $500,000. Mr. Lough is the President and a director of Investcol Limited. We purchased our 90% interest and have an option to acquire the remaining 10% interest in RNC (Colombia) Limited (“RNC”) from Investcol Limited. The outstanding principal amount of these Notes bears interest at a rate of ten percent (10%) per annum. In consideration of these Notes, we agreed to pay each Lender a fee equal to one and one-half percent (1.5%) of the initial loan amount provided by the Lenders. Each of the Notes is secured by our equity ownership in RNC, our 90% majority-owned subsidiary. We have the option at any time to prepay all or part of the principal balance without any associated bonus or penalty being paid to the Lender.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2006, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2006:

Name	Principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
J. Randall Martin	President, Chief Executive Officer, & Director	1	1	0
Jim Kopperson	Chief Financial Officer	0	0	0
Dr. Stewart Redwood	Vice President of Exploration	1	0	0
Thomas Ernest McGrail	Director	1	2	0
Robert E. Van Tassell	Director	0	0	1
David Bikerman	Director	1	0	1
Daniel Hunter	Former Chief Executive Officer, Chief Operating Officer & Director	4	11	0
Kenneth Phillippe	Former Chief Financial Officer	0	0	1
Luis Gabriel Correa Ocampo	Former Vice President of Exploration	0	0	1
Hernando Molina Velez	Former Director	0	0	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 19, 2007, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on shares of common stock issued and outstanding on June 19, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Colombia Goldfields Ltd., #208-8 King Street East Toronto ,Ontario M5C 1B5.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class
Executive Officers and Directors
Common	J. Randall Martin	1,000,000 shares	1.5% (2)
Common	Stewart D. Redwood	500,000 shares	0.8% (3)
Common	Thomas Ernest McGrail	210,000 shares	0.3% (4)
Common	David Bikerman	10,000 shares	0% (5)
Common	James Kopperson	0 shares	0%(6)
Common	Terry Lyons	10,000 shares	0% (7)
Common	James Verraster	10,000 shares	0% (8)
Common	Edward Flood	10,000 shares	0% (9)
Common	Jonathan Berg	10,000 shares	0% (10)
Total of all Directors and Executive Officers		1,760,000 shares	2.7%
More than 5% Beneficial Owners
Common	Investcol Limited (11)	13,200,000 shares	20.1%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Mr. Martin was granted options to purchase 500,000 shares of common stock at an exercise price of $1.65 per share of which 250,000 of these options are exercisable within 60 days.
(3)	Mr. Redwood was granted options to purchase 100,000 shares of common stock at an exercise price of $1.90 per share of which 50,000 of these options are exercisable within 60 days.
(4)
Mr. McGrail was granted options to purchase 200,000 shares of common stock at an exercise price of $0.75 per share of which 150,000 of these options are exercisable within 60 days. Mr. McGrail also holds options to purchase 100,000 shares of common stock at an exercise price of $1.17 and none of these options have vested and/or are exercisable within 60 days.

(5)
Mr. Bikerman was granted options to purchase 200,000 shares of common stock at an exercise price of $1.35 per share of which 100,000 of these options are exercisable within 60 days. Mr. Bikerman also holds options to purchase 100,000 shares of common stock at an exercise price of $1.17 and none of these options are exercisable within 60 days.

(6)
Mr. Kopperson was granted options to purchase 100,000 shares of common stock at an exercise price of $1.20 per share of which 25,000 of these options are exercisable within 60 days. Mr. Kopperson also holds options to purchase 300,000 shares of common stock at an exercise price of $1.15 per share and 75,000 of these options are exercisable within 60 days.

(7)	Mr. Lyons was granted options to purchase 300,000 shares of common stock at an exercise price of $1.18 per share of which none of these options are exercisable within 60 days.
(8)	Mr. Verraster was granted options to purchase 300,000 shares of common stock at an exercise price of $1.18 per share of which none of these options are exercisable within 60 days.
(9)	Mr. Flood was granted options to purchase 300,000 shares of common stock at an exercise price of $1.18 per share of which none of these options are exercisable within 60 days.
(10)	Mr. Berg was granted options to purchase 300,000 shares of common stock at an exercise price of $1.18 per share of which none of these options are exercisable within 60 days.
(11)
Mr. Martin is an officer and director of Investcol Limited. Pursuant to Rule 13d-4 of the Securities and Exchange Act of 1934, Mr. Martin disclaims beneficial ownership over the shares held by Investcol Limited. The shares held by Investcol Limited have not been included in the calculation of beneficial ownership for Mr. Martin.

COMMITTEES

The Board currently has three committees: an Audit and Governance Committee, a Compensation Committee, and an Environmental Health and Safety Committee. Colombia Goldfields Ltd. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “CGDF.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees. The Board currently has three committees: an Audit and Governance Committee, a Compensation Committee, and an Environmental Health and Safety Committee. The table below provides current membership for each of the Board committees.

Name	Audit & Governance	Compensation	Environmental Health & Safety
J. Randall Martin			X
Thomas Ernest McGrail			X
David Bikerman			X
Terry Lyons	X	X
James Verraster	X
Edward Flood		X
Jonathan Berg	X	X

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal or other advisors or consultants as it deems appropriate to carry out its responsibilities.

AUDIT AND GOVERNANCE COMMITTEE

The Audit and Governance Committee of the Board of Directors consists solely of independent directors. The Audit and Governance Committee was established in March 2007 and, therefore, held no meetings during the fiscal year ended December 31, 2006, as the full Board of the Company fulfilled this role for the period prior to the establishment of separate committees in March 2007.  The Audit and Governance Committee assists the Board with the oversight of the integrity of our financial statements and internal controls, compliance with legal and regulatory requirements, the review and approval of transactions with related persons, the independent auditor’s qualifications and independence and the performance of our internal audit function.

The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee our financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States and on management’s assessment of the effectiveness of our internal control over financial reporting.

In connection with this Annual Report, our board of directors:

•  Met with our independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations and their evaluations of our internal controls;

• Reviewed and discussed with management the audited financial statements included in our Annual Report;

•  Discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified and supplemented; and

•  Received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as modified and supplemented, and discussed with them matters relating to their independence.

The Board of Directors resolved that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the SEC.

COMPENSATION COMMITTEE

The primary responsibilities of the Compensation Committee are: (a) assist the Board in establishing the annual goals and objectives of the chief executive officer; (b) recommend to the independent members of the Board the compensation of the chief executive officer; (c) oversee the performance evaluation of the Company’s other executive officers and approve their compensation; (d) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (e) oversee the Company’s administration of its equity-based compensation and other benefit plans; and (f) approve grants of equity compensation awards under the Company’s stock plan. The Compensation Committee periodically reviews the compensation paid to non-employee directors, and makes recommendations to the Board for any adjustments. The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee.

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE

The primary responsibilities of the Environmental Heath and Safety Committee are: (a) to establish and oversee the Company’s Environmental, Health and Safety Policy and if appropriate recommend changes to the Board of Directors; (b) review and oversee the Environmental, Health and Safety Policy and ensure that the Company’s and its affiliates are following the policy; (c) review the Company’s reports or its affiliates on matters related to Environmental, Health and Safety; (d) if necessary, institute special investigations and if appropriate, hire special counsel or experts to assist; and (e) review and reassess the adequacy of the Charter annually and recommend changes to the Board for approval. The Environmental Heath and Safety Committee Charter describes the specific responsibilities and functions of the Committee.

NOMINATING COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The Company expects to expand the scope and mandate of the Compensation Committee to include the director nomination process.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

•	The appropriate size of the Company’s Board of Directors;

•	The needs of the Company with respect to the particular talents and experience of its directors;

•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2006, the Board did not formally meet, however business matters were approved by 26 consent resolutions which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Pricewaterhouse Coopers LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2007. The Board is asking the shareholders to confirm this appointment.

Representatives of Pricewaterhouse Coopers LLP are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 were approximately $191,000 and $8,988 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2006 and 2005.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2006 and 2005 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING PRICEWATERHOUSE COOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
APPROVAL OF AMENDEDMENTS TO 2006 STOCK INCENTIVE PLAN

PROPOSED AMENDMENTS

Subject to stockholder approval, the Board of Directors has approved amendments to the Colombia Goldfields Ltd. 2006 Stock Incentive Plan (the “2006 Plan”) to: (i) increase the number of shares of common stock authorized to be issued under the 2006 Plan by 1,500,000 shares to a total of 6,500,000 shares (the "Increase Change"); (ii) provide that the Board may not amend the 2006 Plan without the approval of the Stockholders if the amendment reduces the exercise price of or extends the term of an option held by a director, officer or person who owns more than 10% of the Shares (the "Amendment Change"); and (iii) provide that, except if not permitted by applicable regulatory authorities, if any Award may not be exercised due to a black-out period self-imposed by the Company or if after a black-out period the Optionee has fewer than 10 business days until the expiry date of any vested Option, the term of such Award may be extended to a date which expires 10 business days following the end of such black-out period (the "Black-out Change"); (iv) provide that (a) the number of Shares issuable to directors, officers or persons who own more than 10% of the Shares, at any time, under all security-based compensation arrangements including the 2006 Plan, cannot exceed 10% of the number of issued and outstanding Shares; and (b) the number of Shares issued to directors, officers or persons who own more than 10% of the Shares, within any one year period, under all security-based compensation arrangements including the 2006 Plan, cannot exceed 10% of issued and outstanding Shares; and (v) expand the definition of "Eligible Individual" under the 2006 Plan to include bona fide consultants to the Company.

A complete copy of the 2006 Plan with the proposed language to Amend the 2006 Plan is attached as Exhibit A.  The statements made in this Proxy Statement regarding the Amendments to the 2006 Plan should be read in conjunction with and are qualified in their entirety by reference to the 2006 Plan attached as Exhibit A.

DESCRIPTION OF THE PROPOSED AMENDMENTS

The Board has determined that, in order to give the Company the ability to attract and retain the executive and key employee talent necessary for the Company’s continued growth and success, the number of shares available for issuance under the 2006 Plan should be increased by 1,500,000 shares and is proposing the Increase Change to affect such increase.

The 2006 Plan, as presently constituted, provides the Board with the general power to amend the 2006 Plan at any time in any respect without the approval of our stockholders, provided however, that the stockholders must approve any amendment which increases the maximum number of Shares issuable pursuant to 2006 Plan and certain other fundamental matters for which stockholder approval is required. Regulatory requirements applicable to the Company also require that for the amendment provisions in the plan to continue to be operable without stockholder approval, the plan must also provide that any amendment that reduces the exercise price of an option held by a director, officer or 10% stockholder or extends the term of an option held by a director, officer or 10% stockholder must also be approved by stockholders. The Amendment Change will permit the Board to continue to be able to make many types of amendments without the need to first obtain Stockholder approval, for example: (a) amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the 2006 Plan or to correct or supplement any provision of the 2006 Plan that is inconsistent with any other provision of the 2006 Plan; (b) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of any stock exchange upon which the Shares are listed); (c) amendments respecting administration of the 2006 Plan; (d) any amendment to the vesting provisions of the 2006 Plan or any Award; (e) any amendment to the early termination provisions of the 2006 Plan or any Award, whether or not such Award is held by a director, officer or 10% stockholder, provided such amendment does not entail an extension beyond the original expiry date; (f) the addition of any form of financial assistance by the Company for the acquisition by all or certain categories of participants under the 2006 Plan, and the subsequent amendment of any such provision which is more favorable to participants; (g) the addition or modification of a cashless exercise feature, payable in cash or shares, which provides for a full deduction of the number of underlying shares from the 2006 Plan reserve; (h) amendments necessary to suspend or terminate the 2006 Plan; and (i) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of any stock exchange upon which the Shares are listed ).

The Black-out Change would permit options that would otherwise expire during a Company imposed black-out period or result in the Optionee having fewer than 10 business days until the expiry date of any vested Option to be extended so as to permit the holder to exercise the option for a period which is the 10th business day following the expiry of the black-out period.

The Company also wishes to amend the Plan to restrict the number of Shares issued and issuable to directors, officers or persons who own more than 10% of the Shares such that (a) the number of Shares issuable to directors, officers or persons who own more than 10% of the Shares, at any time, under all security based compensation arrangements including the 2006 Plan, cannot exceed 10% of the number of issued and outstanding Shares; and (b) the number of Shares issued to directors, officers or persons who own more than 10% of the Shares, within any one year period, under all security based compensation arrangements including the 2006 Plan, cannot exceed 10% of issued and outstanding Shares. Under applicable regulatory requirements, this change to the 2006 Plan will permit directors, officers or persons who own more than 10% of the Shares to vote in respect of future amendments to the 2006 Plan requiring Stockholder approval, failing these amendments, they would otherwise be excluded from voting.

Further it is proposed that the definition of "Eligible Individual" under the 2006 Plan be expanded so as to permit the Company greater flexibility to grant Awards under the 2006 Plan to bona fide consultants to the Company.

  REASONS FOR THE PROPOSED AMENDMENT

If the Increase Change is approved, 1,500,000 additional Shares will be immediately available for future awards under the 2006 Plan.  The additional 1,500,000 shares approved under the Amendment will be added to the existing 5,000,000 authorized Shares approved by stockholders in 2006 specifically for the 2006 Plan.  While the Board is cognizant of the potential dilutive effect of compensatory stock awards, it also recognizes the significant motivational and performance benefits that are achieved from making such awards.  In determining the number of additional Plan Shares that should be authorized, the Board examined the potential dilutive effect of the additional Plan Shares.

The Board believes that equity-based incentives align the interests of management, consultants and stockholders.  Equity grants are an important element in attracting and retaining management and consultants.  Given the intense competition for talented individuals, the Company’s ability to offer competitive compensation packages, including those with equity-based incentives is particularly important.  It is the Company’s practice to grant options to executives as they are retained and when the annual performance-based compensation review is completed.

The Amendment Change and the Black-out Change are being proposed to provide the Company with greater flexibility in the administration of the 2006 Plan.

GENERAL

In January 2006, we adopted the Colombia Goldfield Ltd. 2006 Stock Incentive Plan, which provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and performance units, and stock awards our officers, directors or employees of, as well as advisers and consultants. This plan was confirmed by the stockholders of our Company on July 31, 2006 at the annual shareholders meeting.

Under the 2006 Colombia Goldfield Ltd. Stock Incentive Plan, we initially reserved 3,500,000 shares of common stock for the granting of options and rights. In June 2006, our Board of Directors approved an amendment to the Colombia Goldfields Ltd. 2006 Stock Incentive Plan for the purpose of increasing the total number of shares of common stock that may be issued pursuant to Awards granted under the 2006 Plan to five million (5,000,000) shares. Such options and rights are to be granted at or above the fair market value of our common stock on the date of grant. All stock options and rights are to vest over a period as determined by the board of directors and expire not more than ten years from the date of granted.

DESCRIPTION OF THE 2006 PLAN

The following description of certain features of the 2006 Stock Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Exhibit A. Capitalized terms used herein are defined in Appendix 1 to the 2006 Plan.

PURPOSE OF THE PLAN

The purpose of the 2006 Plan is to advance the interests of our Company by allowing us to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in our Company and incentives to expend maximum effort for the growth and success of our Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of Colombia Goldfields Ltd.

ELIGIBILITY

Awards may be granted under the 2006 Plan to any Eligible Individual as determined by the Compensation Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the 2006 Plan.

ADMINISTRATION

The 2006 Plan shall be administered by Board of Directors or the Committee appointed by the Board of Directors, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the 2006 Plan deemed by the Committee to be necessary or appropriate to the administration of the 2006 Plan, any Award granted or any Award Agreement entered into thereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the 2006 Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the 2006 Plan, any Award or any Award Agreement entered into under the 2006 Plan.

LIABILITY AND INDEMNIFICATION

No covered individual shall be liable for any action or determination made in good faith with respect to the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Our Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd., indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Colombia Goldfields, Ltd. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such covered individual under the 2006 Plan or arising out of such Covered Individual's own fraud or bad faith.

COMMON STOCK AVAILABLE FOR AWARDS

The common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be treasury shares or authorized but unissued shares of the common stock. The total number of shares of common stock presently that may be issued pursuant to Awards granted under the 2006 Plan shall be five million 5,000,000 shares, subject to adjustment as provided in the 2006 Plan. If the proposed amendment is approved, 1,500,000 additional Shares will be immediately available for future awards under the 2006 Plan.

OPTIONS, TERM AND EXERCISE PRICE

Unless otherwise determined by Board of Directors or a Compensation Committee appointed by the Board of Directors, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the common stock on the grant date. Further, the exercise price of the common stock subject to an option granted to a "Non U.S. Taxpayer" may be less than the fair market value of the common stock on the grant date. The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.

CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Colombia Goldfields, the Committee may, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan, (ii) that Awards shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, and/or (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Award over the aggregate Exercise Price of the shares subject to the vested portion of the Award. In the event that the Committee does not terminate an Award upon a Change in Control of Colombia Goldfields, then each outstanding Award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

The Company’s option agreements with its option holders provide for accelerated vesting upon a change in control.

TRANSFERABILITY OF AWARDS

A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant's lifetime only by the Participant. No Award shall be liable for or become subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the 2006 Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant's "family member" as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a "family member", so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

AMENDMENT AND TERMINATION OF PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the 2006 Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Colombia Goldfields at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Colombia Goldfields shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the 2006 Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the 2006 Plan (except as permitted under Section 5 or Section 14 thereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Colombia Goldfields must approve an action to be undertaken under the 2006 Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the 2006 Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the 2006 Plan. Awards granted prior to the termination of the 2006 Plan may extend beyond the date the 2006 Plan is terminated and shall continue subject to the terms of the 2006 Plan as in effect on the date the 2006 Plan is terminated.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

s/ J. Randall Martin
J. Randall Martin Chief Executive Officer and Director

COLOMBIA GOLDFIELDS LTD.

Annual Meeting of Shareholders
August 17, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on August 17, 2007

The undersigned appoints J. Randall Martin of Colombia Goldfields Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Colombia Goldfields Ltd., to be held August 17, 2007 beginning at 11:00 am, Eastern Standard Time, at 3273 E. Warm Springs Rd., Las Vegas, NV 89120 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees - J. Randall Martin, Thomas Ernest McGrail, David Bikerman, Terry Lyons, James Verraster, Edward Flood, and Jonathan Berg

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

J. Randall Martin  Thomas Ernest McGrail  David Bikerman

Terry Lyons   James Verraster   Edward Flood

Jonathan Berg

2.	Confirm Appointment of Pricewaterhouse Coopers LLP as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

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3.	Amendments to the 2006 Stock Incentive Plan

FOR Amendments	NOT FOR Amendments	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________	_________________	_________________
Print Name	Signature	Date

_________________	_________________	_________________
Print Name	Signature	Date

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Appendix A

AMENDED 2006 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

Colombia Goldfields, Ltd., a Nevada corporation hereby establishes the "Colombia Goldfields, Ltd., 2006 Stock Incentive Plan." The Effective Date of the Plan shall be the date that the Plan was approved by the Board of Directors of Colombia Goldfields, Ltd. in accordance with its By-laws and the laws of the State of Nevada or such later date as provided in the resolutions adopting the Plan. Unless earlier terminated pursuant to Section 16(i) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Appendix 1 attached hereto.

2.	PURPOSE

The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Colombia Goldfields, Ltd. and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of Colombia Goldfields, Ltd..

3.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.	ADMINISTRATION

(a)
Committee - The Plan shall be administered by the Compensation Committee (the “Committee), which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the 2006 Plan deemed by the Committee to be necessary or appropriate to the administration of the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the 2006 Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the 2006 Plan, any Award or any Award Agreement entered into under the 2006 Plan.

(b)
Advisors to Committee - The Committee may designate employees of our Company and professional advisors to assist the Committee in the administration of the 2006 Plan and may grant authority to employees of our Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the 2006 Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the 2006 Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. Our Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(c)
Participants Outside the U.S. - In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the awards granted under the 2006 Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the 2006 Plan or any subplan established hereunder.

(d)
Liability and Indemnification - No covered individual shall be liable for any action or determination made in good faith with respect to the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Our Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd., indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Colombia Goldfields, Ltd. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such covered individual under the 2006 Plan or arising out of such Covered Individual's own fraud or bad faith.

5.	COMMON STOCK

(a)
Shares Available for Awards - The common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be treasury shares or authorized but unissued shares of the common stock. The total number of shares of common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be six million five hundred thousand (6,500,000) shares, subject to adjustment as provided in the 2006 Plan.

2

(i)
With respect to the shares of common stock reserved pursuant to this section, a maximum of five hundred thousand (500,000) of such shares may be subject to grants of options to any one Eligible Individual during any one fiscal year.

(ii)
With respect to the shares of common stock reserved pursuant to this section, a maximum of two hundred and fifty thousand (250,000) of such shares may be subject to grants of Stock Appreciation Rights to any one Eligible Individual during any one fiscal year.

(iii)
With respect to the shares of common stock reserved pursuant to this section, a maximum of two hundred and fifty thousand (250,000) of such shares may be subject to grants of Performance Shares, Restricted Stock, and Awards of common stock to any one Eligible Individual during any one fiscal year.

(iv)	The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be $500,000.

(v)
With respect to the shares of common stock reserved pursuant to this section, the maximum number of shares issuable to directors, officers or persons who own more than 10% of the shares, at any time, under all security based compensation arrangements including the 2006 Plan, cannot exceed 10% of the number of issued and outstanding shares.

(vi)
With respect to the shares of common stock reserved pursuant to this section, the number of shares issued to directors, officers or persons who own more than 10% of the shares, within any one year period, under all security based compensation arrangements including the 2006 Plan, cannot exceed 10% of issued and outstanding shares.

(b)
Reduction of Shares Available for Awards - Upon the granting of an Award, the number of shares of common stock available under this section hereof for the granting of further Awards shall be reduced as follows:

(i)
In connection with the granting of an Award other than the granting of a Performance Unit, the number of shares of common stock shall be reduced by the number of shares of common stock subject to the Award.

(ii)
In connection with the granting of a Performance Unit, the number of shares of common stock shall be reduced by an amount equal to the quotient of (A) the dollar amount in which the Performance Unit is denominated, divided by (B) the Fair Market Value of a share of common stock on the date the Performance Unit is granted.

(c)
Cancelled, Forfeited, or Surrendered Awards - If any Award is cancelled, forfeited, exchanged, surrendered, or terminated for any reason prior to exercise or becoming vested in full, the shares of common stock that were subject to such Award will to the extent cancelled, forfeited, exchanged, surrendered, or terminated be available for future Awards granted under the 2006 Plan as if said Award had never been granted.

3

(d)
Recapitalization - If the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Colombia Goldfields, Ltd. by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock of Colombia Goldfields, Ltd. or other increase or decrease in such shares effected without receipt of consideration by Colombia Goldfields, Ltd. occurring after the effective date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of common stock available under the 2006 Plan; (ii) in the number and kind of shares of common stock issuable upon exercise (or vesting) of outstanding Awards granted under the 2006 Plan; (iii) in the Exercise Price per share of outstanding Options granted under the Plan and (iv) the number of shares of common stock subject to Awards granted to non-employee directors under Section 11. No fractional shares of common stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(d) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.	OPTIONS

(a)
Grant of Options - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to Eligible Individuals options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an option must satisfy the requirements set forth in this section.

(b)
Type of Options - Each option granted under the 2006 Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, options granted under the 2006 Plan will be deemed to be Non-qualified Stock Options.

(c)
Exercise Price - Subject to the limitations set forth in the 2006 Plan relating to Incentive Stock Options, the Exercise Price of an option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of an option granted to a U.S. Taxpayer Participant who is subject to federal income tax in the United States at the time of grant may not be less than Fair Market Value of the common stock, or if greater, the par value of the common stock, as of the Grant Date of the total number of shares of common stock that are subject to such option.

4

(d)
Limitation on Option Period - Subject to the limitations set forth in the 2006 Plan relating to Incentive Stock Options, options granted under the 2006 Plan and all rights to purchase common stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such options, or on such earlier date as may be stated in the Award Agreement relating to such option. In the case of options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said options, extend the term of any such options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof. Should the expiry date of any vested Option fall on a date within a black-out period self-imposed by the Company or after such black-out period resulting in the Optionee having fewer than 10 business days until the expiry date of any vested Option, the term of such Option will automatically be extended to a date which expires 10 business days following the end of such black-out period.

(e)
Limitations on Incentive Stock Options - Notwithstanding any other provisions of the 2006 Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the 2006 Plan.

(i)
Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of common stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

(ii)
Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of common stock that are subject to such Incentive Stock Option.

(iii)
Ten Percent Stockholder. Notwithstanding any other provision of the 2006 Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Colombia Goldfields, Ltd., such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of common stock that are subject to such option, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

5

(f)
Vesting Schedule and Conditions - No options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Unless otherwise provided in the applicable Award Agreement, options will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over four (4) years following the Grant Date of the option.

(g)
Exercise - When the conditions to the exercise of an option have been satisfied, the Participant may exercise the option only in accordance with the following provisions. The Participant shall deliver to Colombia Goldfields, Ltd. a written notice stating that the Participant is exercising the option and specifying the number of shares of common stock which are to be purchased pursuant to the option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the option is being exercised, by one or more of the methods provided for in the 2006 Plan. Said notice must be delivered to Colombia Goldfields, Ltd. at its principal office and addressed to the attention of Colombia Goldfields, Ltd., Suite 600, Burrard Street, Vancouver, BC V6C 2X8. The minimum number of shares of common stock with respect to which an option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the option at the time of exercise. An attempt to exercise any option granted hereunder other than as set forth in the 2006 Plan shall be invalid and of no force and effect.

(h)	Payment - Payment of the Exercise Price for the shares of common stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)	by cash, certified or cashier’s check, bank draft or money order; or

(ii)
through the delivery to Colombia Goldfields, Ltd. of shares of common stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Colombia Goldfields, Ltd.’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Colombia Goldfields, Ltd. incurring any liability under Section 16(b) of the Exchange Act.

Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine: (i) by the delivery of a promissory note of the Participant to Colombia Goldfields, Ltd. on such terms as the Committee shall specify in its sole and absolute discretion; (ii) through a "cashless exercise sale and remittance procedure" pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Colombia Goldfields, Ltd., out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise and (2) to Colombia Goldfields, Ltd. to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (iii) any other method as may be permitted by the Committee.

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(i)
Termination of Employment, Disability or Death - Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant's outstanding options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant's unvested options shall expire. Notwithstanding the foregoing, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or service of a Participant with the Company for any reason other than for Cause, a Participant or the Participant's estate, devisee or heir at law (whichever is applicable) may exercise an option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or service.

(i)
Termination for Reason Other Than Cause, Disability or Death. If a Participant's termination of employment is for any reason other than Cause, Disability or death, any option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed thirty (30) days from the date of such termination, and prior to the termination of the option pursuant to its terms.

(ii)
Disability. If a Participant's termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the option pursuant to its terms, to exercise, in whole or in part, any vested portion of the option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested option held by such Participant upon death shall be exercisable by the Participant's estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant's death and prior to the termination of the option pursuant to its terms.

(iii)
Death. If a Participant dies while in the employment or service of the Company, the Participant's estate or the devisee named in the Participant's valid last will and testament or the Participant's heir at law who inherits the option has the right, at any time within a period not to exceed one (1) year after the date of such Participant's death and prior to termination of the option pursuant to its terms, to exercise, in whole or in part, any portion of the vested option held by such Participant at the date of such Participant's death.

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(iv)
Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment by the Company for Cause (without regard to any notice or cure period requirement), any option held by the Participant at the time of occurrence of the event which would be grounds for termination of employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for termination of employment by the Company for Cause.

7.	STOCK APPRECIATION RIGHTS

(a)
Grant of Stock Appreciation Rights - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this section.

(b)
Terms and Conditions of Stock Appreciation Rights - Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an option.

(c)
Exercise of Stock Appreciation Rights - Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the President of Colombia Goldfields, Ltd., specifying the number of shares of common stock with respect to which the Stock Appreciation Right is being exercised.

(d)
Payment of Stock Appreciation Right - Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of common stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of common stock on the date of exercise over the Fair Market Value of a share of common stock on the Grant Date, by the number of shares of common stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Company may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.	RESTRICTED STOCK

(a)
Grant of Restricted Stock - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

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(b)
Restrictions - The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Shares of Restricted Stock subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(c).

(c)
Certificates and Certificate Legend - With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Colombia Goldfields, Ltd. Ltd 2006 Stock Incentive Plan, and in an Agreement entered into by and between the registered owner of such shares and the company, dated _____________. A copy of the 2006 Plan and the Award Agreement may be obtained from the Secretary of the company."

(d)
Removal of Restrictions - Except as otherwise provided in the 2006 Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

(e)
Stockholder Rights - Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of common stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividend and distributions may be held in escrow by the Company until all restrictions on the respective Restricted Stock have lapsed.

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(f)
Termination of Service - Unless otherwise provided in a Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Colombia Goldfields, Ltd. with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(c) as if such grants of Restricted Stock were Awards of Performance Shares.

9.	PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)
Grant of Performance Shares and Performance Units - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)
Terms and Conditions of Performance Shares and Performance Units - The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of common stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion.  The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder.  Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical.

(c)
Determination and Payment of Performance Units or Performance Shares Earned - As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of common stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of common stock shall be determined by the Fair Market Value of the common stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

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(d)
Termination of Employment - Unless otherwise provided in an Award Agreement, if a Participant's employment or service with the Company terminates for any reason, all of the Participant's outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)
Termination for Reason Other Than Death or Disability. If a Participant's employment or service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)
Termination of Employment for Death or Disability. If a Participant's employment or service with the Company terminates by reason of the Participant's death or Disability prior to the end of a Performance Period , the Participant, or the Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant's outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

10.	STOCK AWARDS

Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, shares of common stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Such common stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual.

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11.	AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

All Non-Employee Directors shall be eligible to receive Awards pursuant to the terms of this section and shall, in the sole discretion of the Board, be eligible to receive any other type of Award permitted under the 2006 Plan.

(a)	Options - All Options granted to a Non-Employee Director pursuant to this section shall be Non-Qualified Stock Options and shall be made pursuant to the following terms:

(i)
Initial Grant. In addition to any other Awards granted hereunder, a Non-Employee Director shall receive an option to purchase twenty thousand shares of common stock upon the date the Non-Employee Director begins service as a Non-Employee Director (even if previously an employee director).

(ii)	Annual Grant. Each Non-Employee Director shall receive an option to purchase twenty thousand shares of common stock on each Annual Grant Date.

(iii)	Exercise Price. The Exercise Price of an option granted hereunder shall be equal to greater of the Fair Market Value of a share of common stock or the par value of the common stock.

(iv)	Option Period. An option granted hereunder and all rights to purchase common stock thereunder shall terminate on the tenth anniversary of the Grant Date of such option.

(v)
Exercisability. An option granted hereunder will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over three (3) years following the Grant Date of the option.

(vi)
Method of Exercise. When the conditions of paragraph (b)(v) above have been satisfied, a Non-Employee Directors may exercise an option granted under this section only in accordance with the following provisions. The Non-Employee Director shall deliver to Colombia Goldfields, Ltd. a written notice stating that the Non-Employee Directors is exercising the option and specifying the number of shares of common stock which are to be purchased pursuant to the option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the option is being exercised in accordance with Section 6(h) above. Said notice must be delivered to Colombia Goldfields, Ltd. at its principal office and addressed to the attention of its President. The minimum number of shares of common stock with respect to which an option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the option at the time of exercise. An attempt to exercise any option granted hereunder other than as set forth in the 2006 Plan shall be invalid and of no force and effect.

(vii)
Termination of Directorship for Reason other than Cause. If a Non-Employee Director's directorship terminates for any reason other than Cause, the Non-Employee Director or the Non-Employee Director's estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed one year from the date of such termination, and prior to the termination of the option pursuant to its terms to exercise, in whole or in part, any vested portion of the option held by such Non-Employee Director at the date of such termination. Upon such termination the Non-Employee Director's unvested options shall expire, except as otherwise provided by the Committee.

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(viii)
Termination of Directorship for Cause. Upon the removal, failure to stand for reelection or failure to be re-nominated for Cause, or if the Company obtains information after a Non-Employee Director's directorship terminates that such Non-Employee Director had engaged in conduct that would have justified removal for Cause during the Non-Employee Director's directorship, all outstanding options held by such Non-Employee Director shall expire immediately and the Non-Employee Director or the Non-Employee Director's estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of common stock pursuant to such options.

(b)
Limitation on Awards. In the event that a grant of an Award under this section would violate the limitations of Section 5(a), such grant shall be proportionately reduced to an amount that would not violate such limitations and, a make-up grant shall be made on the first day of the first month commencing at least twenty (20) days after such limitation is no longer exceeded in an amount equal to such prior reduction. Such make-up grants shall be made to a Non-Employee Director only if such director is a Non-Employee Director on the date such make-up grant is made. Notwithstanding anything to the contrary, in the event that no Fair Market Value of the common stock can be determined in a fiscal year, no annual grants of Awards shall be made for such fiscal year.

12.	OTHER AWARDS

Awards of shares of common stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, common stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of common stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

13.	CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Colombia Goldfields, Ltd., the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan, (ii) that Awards shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, and/or (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Award over the aggregate Exercise Price of the shares subject to the vested portion of the Award. In the event that the Committee does not terminate an Award upon a Change in Control of Colombia Goldfields, Ltd., then each outstanding Award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

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14.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan and/or (ii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by Colombia Goldfields, Ltd. or any entity that is a part of the Company immediately after such event.

15.	REQUIREMENTS OF LAW

(a)
Violations of Law - The Company shall not be required to sell or issue any shares of common stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)
Registration - At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable Federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant's exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

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(c)
Withholding - The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of common stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of common stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)	Governing Law - The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

16.	GENERAL PROVISIONS

(a)
Award Agreements - All Awards granted pursuant to the 2006 Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the 2006 Plan.

(b)
Purchase Price - To the extent the purchase price of any Award granted hereunder is less than par value of a share of common stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of common stock.

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(c)
Prospective Employees - Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(d)
Issuance of Certificates; Stockholder Rights - Colombia Goldfields, Ltd. shall deliver to the Participant a certificate evidencing the Participant's ownership of shares of common stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a stockholder with respect to such common stock prior to satisfaction of all conditions relating to the issuance of such common stock, and, except as expressly provided in the 2006 Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant's Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for Federal tax purposes pursuant to Code Section 162(m).

(e)
Transferability of Awards - A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant's lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the 2006 Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant's "family member" as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a "family member", so that such option fails to continue to satisfy the requirements of an incentive stock option under the Code such option shall automatically be re-designated as a Non-Qualified Stock Option.

(f)
Buyout and Settlement Provisions - The Committee may at any time on behalf of Colombia Goldfields, Ltd. offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

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(g)
Use of Proceeds - The proceeds received by Colombia Goldfields, Ltd. from the sale of common stock pursuant to Awards granted under the 2006 Plan shall constitute general funds of Colombia Goldfields, Ltd..

(h)
Modification or Substitution of an Award - Subject to the terms and conditions of the 2006 Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant's consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the stockholders of Colombia Goldfields, Ltd., an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 14, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the common stock at the time of such modification, extension or renewal.

(i)
Amendment and Termination of Plan - The Board may, at any time and from time to time, amend, suspend or terminate the 2006 Plan as to any shares of common stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Colombia Goldfields, Ltd. at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd. shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to Awards that are granted under the 2006 Plan (except as permitted under Section 5 or Section 14 hereof), (iii) that reduces the exercise price of an Option held by a director, officer or person who owns more than 10% of the Shares, (iv) that extends the term of an Option held by a director, officer or person who owns more than 10% of the Shares, (v) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded, or (vi) if such amendment eliminates a requirement provided herein that the stockholders of Colombia Goldfields, Ltd. must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the 2006 Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the 2006 Plan. Awards granted prior to the termination of the 2006 Plan may extend beyond the date the 2006 Plan is terminated and shall continue subject to the terms of the 2006 Plan as in effect on the date the 2006 Plan is terminated.

17

(j)
Notification of 83(b) Election - If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(k)
Detrimental Activity - All Awards shall be subject to cancellation by the Committee if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall be entitled to recover from the Participant at any time within two (2) years after the exercise or vesting of the Award but prior to a Change in Control, and the Participant shall pay over to the Company with respect to any Award previously held by such Participant (i) an amount equal to the excess of the Fair Market Value of the common stock for which any option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such option; (ii) any shares of common stock granted pursuant to any Award other than an option, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (iii) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.

(l)
Disclaimer of Rights - No provision in the 2006 Plan, any Award granted or any Award Agreement entered into pursuant to the 2006 Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the 2006 Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(m)
Unfunded Status of Plan - The 2006 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(n)
Nonexclusivity of Plan - The adoption of the 2006 Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

(o)
Other Benefits - No Award payment under the 2006 Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant's level of compensation.

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(p)	Headings - The section headings in the 2006 Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(q)
Pronouns - The use of any gender in the 2006 Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(r)
Successors and Assigns - The 2006 Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant's estate, devisee, or heir at law.

(s)
Severability - If any provision of the 2006 Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(t)
Notices - Any communication or notice required or permitted to be given under the 2006 Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Colombia Goldfields, Ltd., to its principal place of business, attention: President, and if to the holder of an Award, to the address as appearing on the records of the Company.

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APPENDIX 1

DEFINITIONS

"Annual Grant Date" means May 31, 2006 and each May 31 thereafter.

"Award" means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation right or any other award granted pursuant to the Plan.

"Award Agreement" means a written agreement entered into by Colombia Goldfields, Ltd. and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

"Board" means the board of directors of Colombia Goldfields, Ltd.

"Cause" means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant's duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

"Change in Control" shall be deemed to occur upon:

(a)
any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Colombia Goldfields, Ltd., any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of Colombia Goldfields, Ltd. in substantially the same proportions as their ownership of common stock of Colombia Goldfields, Ltd.), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Colombia Goldfields, Ltd. representing forty percent (40%) or more of the combined voting power of Colombia Goldfields, Ltd.'s then outstanding securities;

(b)
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) whose election by the Board or nomination for election by Colombia Goldfields, Ltd.'s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)
a merger, consolidation, reorganization, or other business combination of the Colombia Goldfields, Ltd. with any other entity, other than a merger or consolidation which would result in the voting securities of Colombia Goldfields, Ltd. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Colombia Goldfields, Ltd. or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Colombia Goldfields, Ltd. (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of Colombia Goldfields, Ltd.'s then outstanding securities shall not constitute a Change in Control; or

(d)
the stockholders of Colombia Goldfields, Ltd. approve a plan of complete liquidation of Colombia Goldfields, Ltd. or the consummation of the sale or disposition by Colombia Goldfields, Ltd. of all or substantially all of Colombia Goldfields, Ltd.'s assets other than (x) the sale or disposition of all or substantially all of the assets of Colombia Goldfields, Ltd. to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of Colombia Goldfields, Ltd. at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of Colombia Goldfields, Ltd..

"Change in Control Price" means the price per share of Common Stock paid in any transaction related to a Change in Control of Colombia Goldfields, Ltd.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 under the Exchange Act, and as an "outside director" for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

"Common Stock" means the common stock, $.00001 par value per share, of Colombia Goldfields, Ltd.

"Company" means Colombia Goldfields, Ltd. and all entities whose financial statements are required to be consolidated with the financial statements of Colombia Goldfields, Ltd. pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

"Covered Employee" means "covered employee" as defined in Code Section 162(m)(3).

"Covered Individual" means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 4(b).

"Detrimental Activity" shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant's employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant's employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant's Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company, provided however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant's employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

"Disability" means a "permanent and total disability" within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

"Disparagement" means making any comments or statements to the press, the Company's employees or any individual or entity with whom the company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

"Dividend Equivalents" means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

"Effective Date" shall mean the date that the Plan was approved by the Board of Directors of Colombia Goldfields, Ltd. in accordance with its By-laws and the laws of the State of Nevada.

"Eligible Individual" means any employee, officer, director (employee or non-employee director) of the Company, any bona fide consultant to the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the purchase price of each share of Common Stock subject to an Award.

"Fair Market Value" means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the applicable date, (i) as reported by the national securities exchange in the United States on which it is then traded or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the day prior to the date on which the Award is granted. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

"Grant Date" means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

"Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422.

"Colombia Goldfields, Ltd." means Colombia Goldfields, Ltd., a Nevada corporation.

"Non-Employee Director" means a director of Colombia Goldfields, Ltd. who is not an active employee of the Company.

"Non-qualified Stock Option" means an Option which is not an Incentive Stock Option.

"Option" means an option to purchase Common Stock granted pursuant to Sections 6 or 11 of the Plan.

"Participant" means any Eligible Individual who holds an Award under the Plan and any of such individual's successors or permitted assigns.

"Performance Goals" means the specified performance goals which have been established by the Committee in connection with an Award. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Colombia Goldfields, Ltd.'s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Colombia Goldfields, Ltd.'s after-tax or pre-tax profits including, without limitation, that attributable to Colombia Goldfields, Ltd.'s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, Colombia Goldfields, Ltd.'s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, Colombia Goldfields, Ltd.'s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Colombia Goldfields, Ltd.'s long-term or short-term public or private debt or other similar financial obligations of Colombia Goldfields, Ltd., which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from Colombia Goldfields, Ltd.'s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, Colombia Goldfields, Ltd.'s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, Colombia Goldfields, Ltd.'s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, Colombia Goldfields, Ltd.'s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of Colombia Goldfields, Ltd.'s common stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Colombia Goldfields, Ltd. of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Colombia Goldfields, Ltd. (or a subsidiary, division or other operational unit of Colombia Goldfields, Ltd.) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

"Performance Period" means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

"Performance Share" means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

"Performance Unit" means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

"Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

"Plan" means this Colombia Goldfields, Ltd., 2006 Stock Incentive Plan.

"Prospective Employee" means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

"Restricted Stock" means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

"Restricted Stock Unit" means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 8 hereunder.

"Section 424 Employee" means an employee of Colombia Goldfields, Ltd. or any "subsidiary corporation" or "parent corporation" as such terms are defined in and in accordance with Code Section 424. The term "Section 424 Employee" also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

"Stock Appreciation Right" means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

"Transfer" means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

"U.S. Taxpayer" means any participant who is a United States resident for income tax purposes or is a citizen of the United States.